PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Schedule of provision changes

	Excise duties	Labor	Civil	Other taxes	Restructuring	Total

At December 31, 2022	247.1	132.1	335.9	192.8	11.8	919.7
(CTA) effect	-	(2.8)	(35.8)	(6.3)	(0.5)	(45.4)
Constituted provisions	135.7	247.8	234.5	75.7	3.2	696.9
Consumed provisions	(27.3)	(181.7)	(121.9)	(40.8)	(11.2)	(382.9)
Reversed provisions	(73.2)	(45.5)	(72.5)	(19.1)	-	(210.3)
Balance at December 31, 2023	282.3	149.9	340.2	202.3	3.3	978.0
(CTA) effect	-	1.3	0.3	12.5	0.7	14.8
Constituted provisions	148.6	294.7	144.8	39.8	24.7	652.6
Consumed provisions	(33.6)	(205.8)	(89.9)	(19.7)	(24.1)	(373.1)
Reversed provisions	(71.4)	(45.0)	(23.4)	(20.7)	-	(160.5)
Balance at December 31, 2024	325.9	195.1	372.0	214.2	4.6	1,111.8

Schedule of expected settlement of provision

	2024			2023
	Non-current	Current	Total	Non-current	Current	Total
Taxes on sales	167.2	158.7	325.9	168.6	113.7	282.3
Labor	139.4	55.7	195.1	82.7	67.2	149.9
Civil	183.7	188.3	372.0	113.4	226.8	340.2
Other taxes	180.6	33.6	214.2	194.9	7.4	202.3
Total provision for disputes and litigation	670.9	436.3	1,107.2	559.6	415.1	974.7
Restructuring	-	4.6	4.6	-	3.3	3.3
Total provisions	670.9	440.9	1,111.8	559.6	418.4	978.0

Schedule of contingencies

	2024	2023

Income tax and social contribution	65,174.6	63,621.0
Value-added and excise duties	28,139.7	26,761.0
PIS and COFINS	2,032.5	3,496.2
Others	2,552.0	1,679.4
	97,898.8	95,557.6

Schedule of main contingencies with a possible risk of loss

	Uncertainty over the treatment of income taxes In accordance with IFRIC 23 - Uncertainty over Income Tax Treatments (note13 - Income tax and social contribution)	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2024	2023
1

Deductibility of IOC expenses

During the 2013 fiscal year, as approved in a General Meeting, the Company implemented a corporate restructuring aimed at simplifying its structure and unifying its share classes, among other objectives. One of the steps of this restructuring involved the exchange of shares and subsequent incorporation of the shares of its subsidiary Companhia de Bebidas das Américas into Ambev S.A. As one of consequence of this operation, Ambev S.A. recognized in its accounting records the counterpart of the difference between the value of its shares issued for this exchange and the book value of the subsidiary's shares in equity, in accordance with IFRS 10 - Consolidated Financial Statements, under the item "adjustments to equity".

As a result of this restructuring, since 2019, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities (“RFB”) related to the interest on capital (“IOC”) deduction for calendar years 2014 to 2021. The assessments refer primarily to the accounting and corporate effects of the restructuring carried out by Ambev in 2013 and its impact on the increase in the deductibility of IOC expenses.

In all cases Ambev obtained partially favorable decisions at the first-level administrative court and filed appeals to the Lower Administrative Court. The appeals related to tax assessments involving calendar years 2014 and 2017 to 2021 await judgment by the Lower Administrative Court. The favorable portion of the decisions rendered by the first-level administrative court in these cases is subject to mandatory review by the Lower Administrative Court as well. With respect to the tax assessment involving calendar years 2015 and 2016, in May 2024 Ambev obtained at the Lower Administrative Court an unfavorable decision on the merits under discussion, but favorable as it relates to the fines charged by the tax authorities, as the court decision cancelled the qualified penalties charged. In December 2024, Ambev was notified of this decision. The favorable portion of such decision became final, and with respect to the unfavorable portion Ambev filed an appeal to the Lower Administrative Court that awaits decision. The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, is approximately R$28.1 billion as of December 31, 2024 (R$27.4 billion as of December 31, 2023). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23 - Uncertainty over Income Tax Treatments, continued to be applied by Ambev and affected subsequent calendar years to those assessed (2022 and 2023), during which the Company also distributed IOC and deducted them from the taxable base of its Income Tax. Therefore, if the deductibility of IOC is also questioned in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these potential new discussions would be consistent with the period already assessed. In December 2023, Provisional Measure 1,185, of August 2023, was converted into a law (No. 14,789/2023), which changes the basis for calculating Interest on Capital as of January 1, 2024, making this uncertain tax treatment limited to Interest on Capital calculated in accordance with legislation in force before the aforementioned law effective date.

		28,126	27,439

2

Disallowance of tax paid abroad

Since 2014, the Company has been receiving tax assessments, relating to calendar years from 2007 onwards, which disallow the use of foreign tax credits relating to income tax paid abroad by its controlled companies. The Company is challenging these assessments in the administrative and judicial courts. In November 2019, a final favorable decision was issued by the CARF canceling the assessment regarding one of the cases, covering the calendar year 2010. For cases involving calendar years 2015 and 2016, the Company received unfavorable decisions, in the administrative level, in three out of four cases. The Company filed a lawsuit to discuss the matter and awaits a decision by the first-instance judicial court.

In July 2024, the Lower Administrative Court rendered a favorable decision to the Company in one case related to the 2012 calendar year (approximately R$1.4 billion). The Company awaits the formalization and notification of the decision in order to assess, together with its external advisors, any potential impacts on the likelihood of loss of this portion of the contingency. The other cases are still awaiting final decisions at both administrative and judicial courts.

In connection with the disallowance of tax paid abroad, the RFB filed additional tax assessments to charge isolated fines due to the lack of monthly prepayments of income tax as a result of allegedly undue deductions of taxes paid abroad. The Company has received tax assessments charging such fines for calendar years 2015 to 2019. For the tax assessments related to the periods of 2016 and 2018, Ambev received unfavorable decisions from the first-level administrative court and filed appeals in connection therewith, which are pending judgment by the Lower Administrative Court. In August 2024, for the tax assessments related to the periods of 2015 and 2017, Ambev received an unfavorable decision by the Lower Administrative Court for the case related to the calendar year of 2015, against which it filed an appeal to the Upper Administrative Court, and a favorable decision for the case related to the calendar year of 2017, which is not final and may be appealed by the tax authorities. For the tax assessment related to the 2019 tax period, Ambev has filed a defense and the case awaits judgment by the first-level administrative court.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, is approximately R$15.9 billion as of December 31, 2024 (R$14.3 billion as of December 31, 2023), and, due to the assessment of the likelihood of loss, no provision was made in the period. This uncertain tax treatment, according to IFRIC, regarding income tax credits paid abroad, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2018-2024). If new questions arise in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these potential new discussions would be consistent with the periods already assessed.

	15,932	14,302
3

Goodwill Inbev Holding

In December 2011, the Company received a first tax assessment issued by the RFB mainly related to the disallowance of goodwill amortization expenses for the tax years 2005 to 2010, resulting from the incorporation of InBev Holding Brasil S.A. Partially favorable administrative decisions were rendered in this matter. In response to these decisions, the Company filed judicial measures to challenge the issues in which it was unsuccessful at the administrative level, which are awaiting judgment.

In June 2016, Ambev received a second tax assessment issued by the RFB regarding the disallowance of the remaining portion of the aforementioned goodwill amortization for the tax years 2011 to 2013. In April 2023, the Company obtained a partially favorable and final decision. For the portion of the dispute in which it was unsuccessful, the Company filed a judicial measure, which is awaiting judgment by the first-instance judicial court.

The updated value of this uncertain tax treatment, as per IFRIC 23 - Uncertainty over Income Tax Treatments, amounted to approximately R$6.8 billion as of December 31, 2024 (R$6.5 billion as of December 31, 2023), and, due to the assessment of the likelihood of loss, no provision was made in the period. Regarding this ongoing dispute, all periods affected by this uncertain tax treatment have already been subject to assessments by the RFB. In the event that the Company is required to pay this amount, Anheuser-Busch InBev SA/NV will reimburse the proportional amount (70%) of its benefit from the goodwill amortization, as well as the respective costs, pursuant to the "Reimbursement Agreement" executed on December 21, 2011, between Companhia de Bebidas das Américas - Ambev and Anheuser-Busch InBev SA/NV.

	6,836	6,505
4

Foreign Earnings

Since 2005, the Company and some of its subsidiaries have been subject to tax assessments filed by the RFB relating to the taxation in Brazil of profits earned by subsidiaries domiciled abroad under various arguments. The Company is challenging these assessments in the administrative and judicial courts.

In 2022 and 2023, the Lower Administrative Court rendered favorable and partially favorable decisions to Ambev, related 2012 and 2014 calendar year. The decisions cancelled part of the disputed tax assessments, recognizing the validity of the methodology adopted by Ambev with respect to the taxation of foreign profits and the goodwill amortization by foreign subsidiaries. Part of these decisions became final, representing the cancellation of the related tax contingency in the approximate amount 1.0 billion Brazilian real as of 30 September 2024. In August 2024 Ambev received a partially favorable decision from the first-level administrative court with respect to a tax assessment related to the 2018 calendar year. Both Ambev and the tax authorities filed appeals and the case awaits decision by the Lower Administrative Court. In November 2024, Ambev received a new tax assessment relating to the taxation of foreign profits for calendar year 2019 and filed a defense, which awaits judgment by the first-level administrative court. In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the tax credits, as well as favorable first-level decisions, which remain subject to review by the second-level judicial court.

The updated amount of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, already assessed, is approximately R$5.7 billion as of December 31, 2024 (R$6.1 billion as of December 31, 2023).

This uncertain tax treatment, according to IFRIC 23 - Uncertainty over Income Tax Treatments, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2020-2024). If new inquiries arise in the future, on the same basis and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these eventual new discussions would be consistent with the periods already assessed.

	5,667	6,075

5

Disallowance on Income Tax deduction

In January 2020, Arosuco (a subsidiary of Ambev) received a tax assessment from the IRS, relating to the calendar years 2015 to 2018, disallowing the tax reduction benefit provided for in “MP” No. 2,199-14/2001, based on Operating Profit, and filed an administrative challenge. In October 2020, Arosuco was notified of the unfavorable decision in the administrative first instance and filed an appeal against the aforementioned decision.

In February 2024, the Lower Administrative Court rendered a partially favorable decision in favor of Arosuco recognizing its right to benefit from the income tax reduction. The unfavorable portion relates to the claim regarding a difference in the methodology for calculating the benefit and concerns approximately 26 million. The decision was appealed by the tax authorities and such appeal still pends trial.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, is approximately R$2.9 billion as of December 31, 2024 (R$2.6 billion as of December 31, 2024). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, affected subsequent calendar years to those assessed (2019 to 2024), during which Arosuco similarly benefited from the tax reduction provided for in the aforementioned Provisional Measure 2,199-14/2001. If there are any new inquiries in the future on the same matter, on the same bases and with the same grounds as the tax assessments mentioned, Arosuco estimates that the outcome of these potential new discussions would be consistent with the period already assessed.

	2,861	2,618
6

Goodwill BAH

In October 2013, Ambev received a tax assessment related to the goodwill amortized in the calendar years 2007 to 2012 resulting from the incorporation of Beverage Associates Holding Limited ("BAH") into Ambev. In April and August 2018, Ambev received two new tax assessments related to the disallowance of the amortization of the remaining portion of the mentioned goodwill in the calendar years 2013 and 2014.

In the administrative level, partially favorable decisions were rendered in favor of the Company regarding the qualified fine and the statute of limitations for one of the periods under discussion. In response to these decisions, the Company filed lawsuits to the judicial level to challenge the unfavorable portion of the administrative decisions and obtained favorable decisions in the first-level judicial court. These favorable decisions are not final and are subject to review by the second-level judicial court.

The updated amount of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, already assessed, is approximately R$1.5 billion as of December 31, 2024 (R$1.4 billion as of December 31, 2023). Due to the assessment of the likelihood of loss, no provision was made in the period. Regarding this discussion, all periods impacted by the aforementioned uncertain tax treatment have already been subject to tax assessments by the RFB.

	1,482	1,412
7

Goodwill CND Holding

In November 2017, the Company received a tax assessment related to the amortization of goodwill for calendar years 2012 to 2016 resulting from the incorporation of CND Holdings into Ambev. In the administrative level, a partially favorable decision was rendered by CARF, which was appealed to the Upper Administrative Court by both the Company and RFB.

In February 2024, the Company presented a request to withdraw the Special Appeals filed, which was accepted by the Upper Administrative Court. As a result, the Lower Administrative Court’s initial partially favorable decision prevailed. The Company filed judicial proceedings relating to the unfavorable portion of the decision and requested injunctions to suspend the enforceability of the remaining tax credit, which were granted.

In October 2022, the Company received a new tax assessment charging the remaining value of the goodwill amortization in calendar year 2017. In October 2023, an unfavorable decision was rendered by the first-level administrative court, against which both the Company and tax authorities appealed. In August 2024, Ambev received a favorable decision from the Lower Administrative Court. The decision is not final and is subject to review by the Upper Administrative Court. The updated value of the uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, already assessed, is approximately R$1.0 billion as of December 31, 2024 (R$1.4 billion as of December 31, 2023). Due to the assessment of the likelihood of loss, no provision was made during the period. With regard to this discussion, all periods affected by the said uncertain tax treatment have already been subject to tax assessments by the RFB.

	962	1,372
8

Presumed Profit

In April 2016, Arosuco (a subsidiary of Ambev) received an assessment related to the use of presumed profit for the calculation of IRPJ and CSLL instead of the actual profit method. In September 2017, Arosuco was notified of the unfavorable decision in the first-level administrative court and filed an appeal. In 2019, a final favorable decision was issued by the Lower Administrative Court, canceling the assessment.

In March 2019, Arosuco received a new tax assessment on the same matter and filed a defense. In October 2019, the first-level administrative court issued an unfavorable decision and Arosuco filed an appeal. In February 2024, the first-level administrative court issued a favorable decision to Arosuco, which was appealed by the tax authorities to the Upper Administrative Court. The case is pending judgment.

Arosuco estimates that the updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23 - Uncertainty over Income Tax Treatments, is approximately R$557.7 million as of December 31, 2024 (R$ 633.4million as of December 31, 2022). Due to the assessment of the likelihood of loss, no provision was made in the period. With respect to this discussion, all periods affected by this uncertain tax treatment have already been subject to tax assessments by the RFB.

	558	633
9

Goodwill MAG

In December 2022, CRBS S.A. (a subsidiary of Ambev) received a tax assessment related to the goodwill amortized in the calendar years 2017 to 2020 resulting from the acquisition and incorporation of RTD Barbados into CRBS. CRBS received a partially favorable decision by the first-level administrative court, which was appealed by both CRBS and the tax authorities and awaits judgment by the Lower Administrative Court. The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$301 million as of December 31, 2024 (R$278 million as of December 31, 2023). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, continued to be applied by CRBS and impacted subsequent calendar years to those assessed (2021-2022). If new inquiries arise in the future, on the same basis and with the same grounds as the tax assessment mentioned, the Company estimates that the outcome of these eventual new discussions would be consistent with the periods already assessed.

	301	278

	Indirect taxes	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2024	2023
1

ICMS-ST Trigger

Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities contend that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels.

A Company estimates that the total updated amount of possible risk involved in the processes related to this matter, as of December 31, 2024, is approximately R$12.0 billion (R$10.7 billion on December 31, 2023).

		11,966	10,669
2

Manaus Free Trade Zone – IPI and PIS/COFINS

In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt and/ or zero-rated from excise tax (“IPI”) and social contributions (“PIS/COFINS”). With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.

Ambev and its subsidiaries have also been receiving charges from the Brazilian Federal Tax Authorities in relation to (i) federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings and (ii) PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries.

In April 2019, the Federal Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592.891/ /SP, with binding effect, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF. The cases are being challenged at both the administrative and judicial levels.

In April 2024, the Lower Administrative Court rendered an unfavorable decision to Arosuco, by a casting vote, regarding the PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries. However, this decision is not final and may be appealed by Arosuco. The company estimates that the updated value classified as possible loss involved in these processes, as of December 31, 2024, is approximately R$6.8 billion (R$6.3 billion on December 31, 2023).

		6,817	6,307
3

IPI Suspension

In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels. In July 2022, Ambev received the first judicial decision on this matter; the decision was unfavorable to Ambev, and it filed an appeal. In July 2023, the Federal Court rendered its decision on the appeal, annulling the first-level decision and ordering the production of technical evidence as requested by Ambev in order to demonstrate the proper collection of IPI. The federal government has filed motions for clarification against this decision, which are pending judgment by the Federal Court.

In October 2022, the Upper Administrative Court rendered a partially favorable decision to Ambev in one of the cases related to this matter, which ordered a tax audit to determine the amount of the tax already effectively paid. In January 2024, Ambev was notified of the results of the tax audit, which were partially favorable to Ambev, reducing 98% of the amount alleged to be owed by Ambev in this case. Ambev has filed a lawsuit against the unfavorable portion of the decision. In December 2024 the case was judged unfavorably to Ambev and is pending appeal. The Company estimates that the updated value classified as possible loss involved in these processes, as of December 31, 2024, is approximately R$1.1 billion (R$1.8 billion on December 31, 2023).

		1,098	1,824
4

Social Contributions over products

Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. Considering these assessments to be illegitimate, the Company has challenged them in both administrative and judicial courts. In March 2023, CARF issued favorable decisions for the Company in the last two cases pending in the administrative sphere, recognizing the tax treatment applied by the Company to the granted bonuses as correct. In July 2024, the Company was notified of these decisions, which, since they were not challenged by the Office of the Attorney General of the National Treasury, resulted in definitive successes amounting to approximately R$1.2 billion. In the judicial sphere, the Company is awaiting a ruling on an appeal by the Federal Regional Court after receiving an unfavorable decision in the first instance.

The Ambev estimates that the amount involved in the proceedings as at December 31, 2023, classified as a possible loss, is approximately R$558 million (R$1.8 billion as at December 31, 2023).

		558	1,776
5

ICMS – ZFM

In 2018 and 2021, Ambev received infraction notices issued by the State Departments of Finance of Rio Grande do Sul and São Paulo for alleged differences in ICMS resulting from the disallowance of credits originating from operations with suppliers located in the Manaus Free Trade Zone (ZFM). Regarding the infraction notice issued by the state of Rio Grande do Sul, the outcome was unfavorable at the administrative level, and the Company has filed an appeal at the judicial level against the unfavorable portion of the decision. With respect to the assessments issued by the State of São Paulo, all were decided unfavorably to Ambev at the first administrative level, and Ambev has filed appeals at the second administrative level. In one of these cases, Ambev received an unfavorable decision from the second administrative level, which is not final and has been appealed to the Upper Administrative Court. The Company is litigating the matter in the administrative tribunals of the states. The Company estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2024, is approximately R$882.5million (R$804.4 million on December 31, 2023).

		883	804

6

ICMS – PRODEPE

In 2015, Ambev received Infraction Notices issued by the State Treasury Department of Pernambuco for the collection of ICMS differences due to the alleged non-compliance with the rules of the Pernambuco Development Program - "PRODEPE," due to the rectification of its ancillary obligations.

In 2017, the Company obtained a final favorable decision recognizing the nullity of one of the infraction notices, due to formal errors. However, in September 2018, Ambev received a new infraction notice to discuss the same matter. In June 2020, Ambev received a partially favorable decision at the first administrative level that recognized new formal errors in the tax assessment. The favorable portion of the decision became final in 2023. The second administrative level did not recognize Ambev’s appeal of the unfavorable portion of the decision, which Ambev then appealed at the judicial level in March 2024. There are other assessments related to this same State Tax Incentive Program and some of them are being discussed at the administrative and judicial levels. The Company estimates that the total updated value of possible risk involved in the processes related to this matter, as of December 31, 2024, is approximately R$915.6 million (R$739.4 million on December 31, 2023).

		916	739
7

ICMS – FAIN

In recent years, Ambev has received infraction notices issued by the State Department of Finance of Paraíba for the collection of ICMS related to the Fund for Industrial Development Support of Paraíba (FAIN). The infractions stem from a controversy regarding the transfer of the tax incentive from the former Companhia de Bebidas das Américas to its successor Ambev S.A., as well as methodological issues regarding the calculation of the benefit. The Company is contesting these infractions in administrative and judicial courts. Ambev estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2024, is approximately R$707.3million (R$647.4 million on December 31, 2022).

		707	647
8	ICMS - AM In 2016, Ambev received infraction notices issued by the State Department of Finance of Amazonas for alleged differences in ICMS due to questions about the calculation base applied in sales operations from Ambev to its subsidiaries. After unfavorable decisions at the administrative level, Ambev has filed an appeal at the judicial level against the unfavorable portion of the decision. Ambev estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2024, is approximately R$643.1 million (R$605.8 million on December 31, 2023).	643	606
9

ICMS FISCAL WAR

The Company and its subsidiaries have received tax assessment notices from the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, related to the legality of the appropriation of ICMS credits in transactions covered by tax incentives granted by other states. The Company is challenging these assessments in administrative and judicial courts.

In August 2020, the Brazilian Supreme Court (STF) ruled, under the system of general repercussion, on Case No. 628,075, recognizing the constitutionality of the unilateral disallowance, by destination states, of ICMS credits arising from tax incentives granted by other states. The decision also acknowledged that any collection of these credits should preserve the effects of the validation of tax incentives, as provided for in Complementary Law No. 160/2017. This decision does not change the likelihood of loss of the cases involving the Company and its subsidiaries.

Regarding assessments received from the state of São Paulo regarding credits originating from the state of Amazonas, there were unfavorable decisions at the second administrative level in the second quarter of 2022. In these cases, the Company filed appeals with the second administrative level in the same year, which pends trial. In December 2023, the STF issued a binding decision holding that the unfavorable decisions regarding tax credits from the State of Amazonas issued by the State of São Paulo in 2022 are to be considered unconstitutional. Therefore, even though we are not a party to this lawsuit at the STF, the central discussion has generated a positive impact on the Company’s assessments.

On the other hand, regarding other assessments received from the states of São Paulo and Minas Gerais, among others, there were other favorable decisions in 2023, impacting the total value of the reported possible contingency.

Ambev estimates that the updated amount involved in the cases, as of December 31, 2024, still classified as possible loss, is approximately R$499.5 million (R$530 million on December 31, 2023).

		500	530

ICMS – MIP

The company and its subsidiaries have been receiving assessments from State Tax Authorities over the years, disallowing ICMS credits and demanding payment of the Differential Tax Rate (DIFAL) on the acquisition of intermediate production materials. According to the tax authorities, such materials are not physically related to the productive activity of the companies and therefore should be considered as goods for consumption, which do not entitle the taxpayer to tax credits. Considering these allegations as illegitimate, the companies are challenging these assessments before administrative and judicial courts. Provisions have been made for cases related to this matter, with an updated value of approximately R$108 million as of December 31, 2023 (R$116 million in December 2022). The Company estimates the possible loss related to this matter to be, as of December 31, 2024, approximately R$595.2 million (R$447.5 million as of December 31, 2023).

		595	448

Social contributions – Other Credits

In 2022, Ambev received a tax assessment and decisions not approving the offset regarding PIS/COFINS’ credits. The tax authorities primarily argue that (i) certain credits claimed by Ambev are unrelated to the production process and (ii) Ambev has not adequately demonstrated its entitlement to utilize such credits. The assessment was challenged at the administrative level and after a partially favorable judgment, Ambev filed an appeal with the CARF, which resulted in the proceeding being remanded for tax expert examination. As for the decisions not approving the offset, they are still pending judgement at the first administrative level.

The Company estimates the possible loss related to this matter to be, as of December 31, 2024, approximately R$559.7 million (R$521 million as of December 31, 2023).

		560	521

	Other processes	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2024	2023
1	Proposed class action in Quebec Labatt and other, third-party defendants have been named in a proposed class action lawsuit in the Superior Court of Quebec seeking unquantified compensatory and punitive damages. The plaintiffs allege that the defendants failed to warn of certain specific health risks of consuming defendants’ alcoholic beverages. A sub-class of plaintiffs further alleges that their diseases were caused by the consumption of defendants’ products. The proposed class action has not yet been authorized by the Superior Court.	-	-
2

Tax Fines on Brazilian Corporate Income Tax Ancillary Obligation.

Since 2021, the Company has been receiving tax assessment charging penalties related to the elaboration of Brazilian Corporate Income Tax Ancillary Obligation with allegedly inaccurate, incorrect, or omitted information. The Company has three assessments on this matter, involving calendar years 2016, 2018, and 2019. For the 2016 calendar year, the Company received a partially favorable decision in the first-level administrative court and filed an appeal to the Lower Administrative Court, which cancelled the infraction. Tax authorities filed an appeal to the Upper Administrative Court, which is pending judgment.

Regarding the 2018 calendar year, Ambev received a partially favorable decision from the first-level administrative court and filed an appeal to the Lower Administrative Court, which is pending judgment. In November 2024, Ambev received a tax assessment for the 2019 calendar year and filed a defense, which is pending judgment by the first-level administrative court. The Company estimates the possible loss related to this matter to be, as of December 31, 2024, approximately R$699.6 million (R$438.1 million as of December 31, 2023).

		700	438